UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 5, 2005

                            BUCKEYE TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                         33-60032                   62-1518973
       (State or other                 (Commission               (IRS Employer
       jurisdiction of incorporation)  File Number)     Identification Number)


                  1001 Tillman Street, Memphis, Tennessee 38112
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (901) 320-8100

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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SECTION 8.  OTHER EVENTS

Item 8.01.  Other Events

On July 5, 2005, Buckeye Technologies Inc. issued a press release announcing that the Internal Revenue Services has upheld a $5.5 million tax benefit and a conference call scheduled for August 3, 2005 at 9:30 a.m. to discuss its fourth quarter and fiscal year-end results. A copy of the press release is attached as exhibit 99.1.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.  The following exhibit is being furnished as part of this Report.

Exhibit
Number                                    Description
-------------    ---------------------------------------------------------------

    99.1         Press Release of Buckeye Technologies Inc. dated July 5, 2005.

                                                                   Exhibit 99.1
News from
[OBJECT OMITTED]

FOR IMMEDIATE RELEASE
                             Contacts:   Kris Matula, Executive Vice President
                                         and Chief Financial Officer
                                         901-320-8588
                                         Chad Foreman
                                         Investor Relations Manager
                                         901-320-8828
                                         Website:  www.bkitech.com


BUCKEYE RECEIVES FAVORABLE $5.5 MILLION TAX RULING;
SCHEDULES 2004-05 YEAR END RESULTS CALL


MEMPHIS, TN July 5, 2005 - Buckeye Technologies Inc. (NYSE:BKI) today announced that the Internal Revenue Service has upheld a $5.5 million tax benefit which the Company claimed in 2002, relating to its investment in its discontinued facility at Cork, Ireland. The Company expects to reflect this reduction in its corporate tax expense, which is approximately 15 cents per share, in the quarter which ended June 30, 2005. This ruling has no cash implications but will enable the Company to reduce its deferred tax liability and increase stockholders' equity by $5.5 million.

Buckeye has scheduled a conference call for August 3, 2005 at 9:30 a.m. CST to discuss its fourth quarter and fiscal year-end 2005 results. All interested parties are invited to dial in at 800-946-0782 (U.S.) or 719-457-2657 (International).

Buckeye, a leading manufacturer and marketer of specialty fibers and nonwoven materials, is headquartered in Memphis, Tennessee, USA. The Company currently operates facilities in the United States, Germany, Canada, and Brazil. Its products are sold worldwide to makers of consumer and industrial goods.

Certain matters discussed in this press release may constitute forward-looking statements within the meaning of the federal securities laws that involve risks and uncertainties, including but not limited to economic, competitive, governmental, and technological factors affecting the Company's operations, financing, markets, products, services and prices, and other factors. For further information on factors which could impact the Company and the statements contained herein, please refer to public filings with the Securities and Exchange Commission.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized,

                           BUCKEYE TECHNOLOGIES INC.


                           /S/ KRISTOPHER J. MATULA
                           --------------------------------------
                           Kristopher J. Matula
                           Executive Vice President and Chief Financial Officer July 5, 2005